Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


      In connection with the accompanying Quarterly Report of Summit Environmental Corporation, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2004 (the "Report"), I, Chris Dellinges, Chief Financial Officer of the Company, hereby certify that to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78m or ss.78o(d)); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 14, 2004
                                                     /s/ Chris Dellinges
                                                     ---------------------------
                                                     Chris Dellinges
                                                     Chief Financial Officer


      The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350) and is not being filed as part of the Form 10-QSB or as a separate disclosure document.